EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR


To the Board of Directors and Stockholders of Heritage Worldwide, Inc.

     We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 of Heritage Worldwide, Inc., of our report dated October 30, 2003 relating to the financial statements of Heritage Worldwide, Inc., appearing in the Registrant's Form 10-KSB for the year ended June 30, 2003.


/s  /Bernard  Morieul

Bernard  Morieul
Marseille,  France

March  1,  2004


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